UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2007

Commission File Number: 001-31516

GETTY IMAGES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	98-0177556
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 NORTH 34TH STREET,

SEATTLE, WASHINGTON 98103

(Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 925-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 19, 2007, Getty Images (US), Inc., a wholly-owned subsidiary of Getty Images, Inc., (“Getty Images” or the “Company”) entered into a definitive agreement (the “Agreement”) for the purchase of all of the outstanding shares of Pump Audio, Inc. for $42.5 million (the “Acquisition”). Pump Audio, Inc., located in New York, New York, is a leading provider of quality independent music to content creators around the world.

The purchase price was funded using our existing senior unsecured revolving credit facility with U.S. Bank National Association (as discussed further in Item 2.03 below). Ten percent of the purchase price will be held in escrow and, provided no claims have been made in that period, will be paid to the sellers in three payments over the twenty four (24) months period following the closing. Certain key employees of Pump Audio, Inc. have signed employment agreements with the Company in addition to non-compete agreements for periods of 12 months following their separation from the Company up to 4 years from the closing date of the acquisition, whichever is later.

The majority of the purchase price is expected to be allocated to goodwill and identifiable intangible assets. Final purchase price allocation is expected to be completed during the third quarter of 2007.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION

In order to fund the purchase price of Pump Audio, Inc., on June 19, 2007, Getty Images drew down an aggregate amount of $40 million under its $350 million senior unsecured revolving credit facility (the “Facility”), entered into as of March 19, 2007, with U.S. Bank National Association, as Administrative Agent and Sole Leader Arranger. A description of the Facility is contained in Getty Images’ Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on March 23, 2007 and is incorporated by reference into this Item 2.03.

ITEM 7.01.	REGULATION FD DISCLOSURE

On June 20, 2007, Getty Images issued a press release announcing the transaction described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is furnished with this report as Exhibit 99.1. Neither the information in Item 7.01 of this Current Report on Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release Dated June 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY IMAGES, INC.

By:	/s/ THOMAS OBERDORF
Thomas Oberdorf
Senior Vice President and Chief Financial Officer

Date: June 20, 2007

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